Filed Pursuant to Rule 497(e)

Registration Nos.: 033-52742

333-08653

SUNAMERICA SERIES TRUST

SEASONS SERIES TRUST

(each, a “Registrant,” and collectively, the “Registrants”)

Supplement dated March 31, 2017 to each Registrant’s

Statement of Additional Information, as supplemented and amended to date

Effective March 6, 2017, Christopher Joe was appointed as the Registrants’ Chief Compliance Officer replacing Matthew J. Hackethal as the Registrants’ Acting Chief Compliance Officer. Accordingly, the “Officers” table with respect to Messrs. Hackethal and Joe is amended as follows:

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Matthew J. Hackethal Harborside 5 185 Hudson Street Suite 3300 Jersey City, NJ 07311 AGE: 45	Anti-Money Laundering (“AML”) Compliance Officer	2006- Present	Acting Chief Compliance Officer (2016-2017); Chief Compliance Officer, SunAmerica (2006-Present).	N/A	N/A
Christopher Joe 2919 Allen Parkway Houston, TX 77019 AGE: 47	Chief Compliance Officer	2016- Present

Chief Compliance Officer, SunAmerica (2017-Present); Chief Compliance Officer,

Invesco PowerShares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).

				N/A	N/A

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.